LONG-TERM DEBT	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
LONG-TERM DEBT	LONG-TERM DEBT
Credit Agreement
On June 24, 2021, in connection with the Closing, the Company terminated and replaced the Revolver (as defined below). The Company, a subsidiary of the Company, JPMorgan Chase Bank, N.A., as administrative agent and JPMorgan Chase Bank, N.A., Silicon Valley Bank and Wells Fargo Securities, LLC, as joint bookrunners and joint lead arrangers entered into a credit agreement (the “Credit Agreement”) which provides for a five-year revolving credit facility in an aggregate principal amount of $75.0 million. Borrowings under the Credit Agreement may be borrowed, repaid and re-borrowed by the Company, and are available for working capital, general corporate purposes, and permitted acquisitions.
Commitment fees and interest rates are determined on the basis of either a Eurodollar rate or an Alternate Base Rate plus an applicable margin. The applicable margins are initially 2.50%, in the case of Eurodollar loans, and 1.50%, in the case of Alternate Base Rate loans. The applicable margin is subject to adjustment based upon the Company's Total Net Leverage Ratio (as defined in the Credit Agreement). Eurodollar rates and the Alternate Base Rate are subject to floors of 0.00% and 1.00%, respectively. The Credit Agreement contains various affirmative and negative financial and operational covenants applicable to the Company and its subsidiaries.
The Credit Agreement includes customary reporting requirements, conditions precedent to borrowing and affirmative, negative and financial covenants. Specific financial covenants include the following, commencing with the quarter ended September 30, 2021:
•Maximum Net Leverage Ratio of 3.50:1.00 (subject to increase to 4.00:1.00 following consummation of certain material acquisitions)
•Minimum Fixed Charge Coverage Ratio of 1.25:1.00.
At issuance, the Company capitalized $0.7 million in debt issuance costs. As of December 31, 2021, the Company has not made any drawdowns on the Credit Agreement.
Private Venture Growth Capital Loan
On March 27, 2020, the Company entered into an agreement for a revolving credit facility (the “Revolver”) with Silicon Valley Bank (“SVB”). The Revolver was secured by the assets including intellectual property of the Company and matures on September 27, 2022. Borrowings under the Revolver may be borrowed, repaid and re-borrowed by the Company, and are available for working capital, general corporate purposes and permitted acquisitions. Up to $3.0 million of the Revolver may be used for letters of credit. On June 24, 2021, in connection with the Closing, the Company terminated and replaced the Revolver as described above.
During the year ended December 31, 2021 and in conjunction with the refinancing described above, the Company wrote off its remaining $0.1 million of debt issuance costs to "Interest income (expense), net" on the Consolidated Statements of Operations.